UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2010
PHYSICIANS FORMULA HOLDINGS, INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	001-33142 (Commission File Number)	23-0340099 (IRS Employer Identification No.)
1055 West 8th Street Azusa, California 91702 (Address of principal executive offices, including Zip Code)
(626) 334-3395 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

As previously disclosed, on November 6, 2009, Physicians Formula, Inc. ("Physicians"), as borrower, Physicians Formula Holdings, Inc. (the "Company"), as guarantor, and the subsidiaries of Physicians, as additional guarantors, entered into a Senior Subordinated Note Purchase and Security Agreement (the "Note Purchase Agreement") with Mill Road Capital, L.P. ("Mill Road").  On February 3, 2010, Physicians, the Company, the subsidiaries of Physicians and Mill Road entered into a First Amendment to the Senior Subordinated Note Purchase and Security Agreement (the "First Amendment”).  The Note Purchase Agreement and the First Amendment are described in our prior Current Reports on Form 8-K dated September 4, 2009 and February 3, 2010.

On April 28, 2010, as required pursuant to the Note Purchase Agreement, the Company held a special meeting of stockholders, at which the stockholders approved a Second Amendment (the “Second Amendment”) to the Note Purchase Agreement and the issuance of common stock warrants to Mill Road.  On April 30, 2010, Physicians, the Company, the subsidiaries of Physicians and Mill Road entered into the Second Amendment and Physicians issued the warrants to Mill Road.  The warrants are described more particularly in Item 3.02 below.

Under the Second Amendment , Mill Road agreed to reduce the interest rate on the Senior Subordinated Note (the “Senior Subordinated Note”) issued under the Note Purchase Agreement from 19% per annum (15% payable in cash monthly and 4% payable in kind with quarterly compounding) to 14% per annum (10% payable in cash monthly and 4% payable in kind with annual compounding), and to extend the maturity of the Senior Subordinated Note from May 6, 2013 to November 6, 2014. The prepayment premium for an optional redemption has been amended so that if the Senior Subordinated Note is redeemed on or after November 6, 2011 and prior to November 6, 2012, the prepayment premium would be 102%, decreasing to 101% if redeemed on or after November 6, 2012 and prior to November 6, 2013, and decreasing to 100% if redeemed on or after November 6, 2013.  In addition, the existing limit on the amount of collateral securing the Senior Subordinated Note was removed.

Other than as described herein, there were no other changes to the terms of the Note Purchase Agreement, as previously amended.

The Second Amendment is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 3.02.  Unregistered Sales of Equity Securities

In addition, as previously agreed pursuant to the Note Purchase Agreement, as modified by the First Amendment, on April 30, 2010, the Company has entered into a Common Stock Purchase Warrant with Mill Road pursuant to which warrants (the “Warrants”) have been issued entitling Mill Road to purchase 650,000 shares of the Company’s common stock.  The Warrants have an exercise price equal to $0.25 and expire on the seventh anniversary of the date of issuance.

As a result of the issuance of the Warrants, based on information received from Mill Road, Mill Road currently beneficially owns 2,516,943 shares of the Company’s common stock and warrants to purchase 650,000 shares of common stock, representing aggregate beneficial ownership of 3,166,943 shares (22.4%) of the Company's common stock. The Company has agreed to file a registration statement under the Securities Act of 1933, as amended, to register the resale of the shares underlying the Warrants.  Nothing in the preceding sentence shall be construed as an offering of securities for sale.

The issuance of the Warrants was exempt from registration under the Securities Act in reliance on Section 4(2) thereof or Regulation D promulgated thereunder relating to sales not involving a public offering.  No underwriters were involved in the offering and sale of the Warrants to Mill Road, and any certificates representing the Warrants will contain legends restricting the transfer of the securities without registration under the Securities Act or an applicable exemption from registration.

The Common Stock Purchase Warrant is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) Election of Directors

On April 29, 2010, the board of directors (the “Board”) of Physicians Formula Holdings, Inc. (the “Company”), acting on the recommendation of its Nominating and Corporate Governance Committee, elected Mr. Thomas Lynch to the Board.  Mr. Lynch was also appointed to serve as a member of the Compensation and Nominating and Corporate Governance Committee of the Board.  Mr. Lynch’s term will expire at the annual meeting of stockholders scheduled to be held on June 3, 2010.  Mr. Lynch has been nominated by the Nominating and Corporate Governance Committee to stand for election to the Board at the June 3, 2010 annual meeting of stockholder pursuant to the Company’s financing agreements with Mill Road.  The Board has determined that Mr. Lynch qualifies as “independent” as defined by applicable Nasdaq Stock Market LLC marketplace rules.

In connection with his election to the Board, and at the recommendation of its Compensation Committee, the Board approved a grant of a 10-year option to purchase 25,000 shares of Company common stock to Mr. Lynch, at a fair market value exercise price.  The stock options vested with respect to 25% of the underlying shares on the date of the grant, and the stock options will vest with respect to the balance of the underlying shares in 48 equal monthly installments.

Item 5.07.   Submission of Matters to a Vote of Security Holders

On April 28, 2010, the Company held a special meeting of stockholders.  At the meeting, stockholders approved the Second Amendment.  Following are the results of the stockholder vote:

Votes for	9,474,552
Votes against	128,828
Abstentions	1,131

Following the receipt of stockholder approval, the Company and certain of its subsidiaries entered into the Second Amendment with Mill Road and the Company issued the Warrants to Mill Road, as more particularly described elsewhere in this Form 8-K.

Item 7.01 Regulation FD Disclosure

On April 29, 2010 and April 30, 2010, the Company issued press releases reporting certain of the information disclosed elsewhere in this Form 8-K.   Copies of these press release are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1
Second Amendment to Senior Subordinated Note Purchase and Security Agreement, dated April 30, 2010, by and among Physicians Formula, Inc., as borrower, Physicians Formula Holdings, Inc., as guarantor, and the subsidiaries of Physicians Formula, Inc, as additional guarantors.

10.2	Common Stock Purchase Warrant, dated April 30, 2010, between Physicians Formula Holdings, Inc. and Mill Road Capital, L.P.
99.1	Press release, dated April 29, 2010.
99.2	Press release, dated April 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHYSICIANS FORMULA HOLDINGS, INC.

Date: May 3, 2010	By:	/s/ Jeff Berry
Name: Jeff Berry
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Second Amendment to Senior Subordinated Note Purchase and Security Agreement, dated April 30, 2010, by and among Physicians Formula, Inc., as borrower, Physicians Formula Holdings, Inc., as guarantor, and the subsidiaries of Physicians Formula, Inc, as additional guarantors.

10.2	Common Stock Purchase Warrant, dated April 30, 2010, between Physicians Formula Holdings, Inc. and Mill Road Capital, L.P.
99.1	Press release, dated April 29, 2010.
99.2	Press release, dated April 30, 2010.